Business combinations	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Disclosure Of Business Combinations Explanatory
28	Business combinations
The following relates to the Group’s significant transactions related to business combinations for the year ended December 31, 2021.
On December 1, 2021, the Group acquired control of Moneda’s operations through acquiring 100
% of the issued share capital of MAM I and MAM II, Chilean simplified corporations. The acquisition has significantly increased the Group’s market share in Latin America. Moneda is a leading asset manager in PIPE and credit investments in the Latin American region and is headquartered in Santiago, Chile. The goodwill from the combination will enhance the Group’s product offering by adding a credit and PIPE investment platform in the Latin American region. The combination of the two operations will add geographical exposure within Latin America through client base and product offering and will open the opportunity for cross selling and leveraging a complementary investor base. The Group accounted for this investment as a subsidiary where operations of Moneda are held through entities MAM I and MAM II as described under note 5. None of the goodwill recognized is deductible for tax purposes.
Under the purchase agreement,
Moneda’s former partners
received an upfront consideration of US$ 333.6 million, in a combination of US$ 148.8 million in cash (US$ 16.4 million payable subject to purchase agreement conditions) and US$ 184.8 million (11,045,430 shares) in the Company’s Class B common shares. The table below summarizes the consideration paid for MAM I and MAM II.
In addition, subject to the achievement of certain
pre-determined
net income and net revenue
metrics based on future events for the years ended December 31, 2022 and December 31, 2023, potential contingent consideration between US$ nil and
US$

71.1
million (undiscounted) is payable in cash or Class A common shares under the purchase agreement (note 27 (e) for earnings per share impact). The fair value of the contingent consideration of

US$
25.5

million was estimated by calculating the present value of the contingent consideration payable based on estimated net income margin and net revenue growth for the years ended December 31, 2022 and December 31, 2023. A probabilistic scenario approach using the pre-determined net income and net revenue metrics within the purchase agreement is used to estimate expected undiscounted contingent consideration payable and a discount rate range between
 13.9%
to 16.8% was applied to determine the fair value of contingent consideration to be paid December 31, 2023.

The acquired businesses contributed revenues of US
$ 9.1 million and net profit of US$ 5.3 million to the
Group
for the period from December 1, 2021 to 31 December 31, 2021. The impact of revenue and net profit from the above transactions, had the acquisition taken place on January 1, 2021, was US$ 84.7 million and US$ 24.2 million respectively. Acquisition-related costs, not directly attributable to the issue of shares of US$ 8.6 million, are included in other expenses in the Group’s consolidated income statement and in operating cash flows in the consolidated statement of cash flows for the year ended December 31, 2021. Details of the purchase consideration, the net assets acquired and goodwill listed below is provisional and pending receipt of the final valuation of those assets:

Acquisition date fair value of each major class of identifiable assets and liabilities recognized
	MAM I December 1, 2021	MAM II December 1, 2021	Total
Total purchase consideration
Cash consideration paid	132,331	—	132,331
Consideration payable	16,437	—	16,437
Share issued	—	184,789	184,789
Contingent consideration payable	—	25,491	25,491

Total purchase consideration	148,768	210,280	359,048

The assets and liabilities recognized as a result of the acquisition are as follows:
Cash and cash equivalents	7,868	1,696	9,564
Accounts receivable	7,170	7,682	14,852
Working Capital ( a )	(16,729)	(10,408)	(27,137)
Intangible assets: non-contractual customer relationships	50,490	35,129	85,619
Intangible assets: brands	9,427	6,171	15,598
Fixed assets	6,746	23	6,769
Tax assets and liabilities	3,253	(1,555)	1,698
Other assets and other liabilities	(1,552)	9,270	7,718

Net identifiable assets acquired	66,673	48,008	114,681

Goodwill	82,095	162,272	244,367

Net assets acquired	148,768	210,280	359,048

a)
The majority of working capital assumed from MAM I and MAM II includes current trade accounts payables (suppliers) in addition to client funds payable and other current liabilities offset by short term investments, client funds on deposit and other current financial assets. No contingent liabilities nor indemnification assets were acquired as part of the business combination.

Arrangements not part of the business combination:
The transaction included US$ 58.7 million expected to be paid to
Moneda’s
former
partners who are currently employees
of the
Group
in exchange for future services, with two equal installments due on December 2, 2023 and December 2, 2024 respectively. This expense will be recognized as a compensation expense as the employees render services. For the year ended December 31, 2021, US$ 2.0 million was recognized as an expense in the Group’s income statement.